SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
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(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

3330 Cumberland Blvd
Suite 700
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The following is a brief description of the matters voted on at the Annual Meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2015, and a statement of the number of votes cast for, withheld and against and the number of abstentions and broker non-votes with respect to each matter.

1.   The following nominees were each elected to serve on the Company’s board of directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

E. J. Constantine	9,672,326	2,519,751	5,138,996
Tony G. Holcombe	11,432,827	759,250	5,138,996
Sherrie G. McAvoy	11,432,988	759,089	5,138,996
Stratton J. Nicolaides	11,252,121	939,956	5,138,996
Jerry A. Rose	11,432,827	759,250	5,138,996
Andrew J. Ryan	10,240,007	1,952,070	5,138,996

2.   The proposal to ratify the selection and appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved and received the following votes:

No. of Votes
For	17,164,281
Against	158,090
Abstain	8,702

No other matters were submitted for shareholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                  NUMEREX CORP.

Date: June 26, 2015                                                                /s/ Richard A. Flynt
                                                                                  Richard A. Flynt
                                                                                   Chief Financial Officer